UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 8, 2004


                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-27002               94-3333649
          --------                        -------               ----------
(State or other jurisdiction of        Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                            -------------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 415-0864
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02. Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers
            ---------------------------------

         (d)  Appointment of Directors
         -----------------------------

     On December 8, 2004, International DisplayWorks, Inc.'s (the "Company") Board of Directors appointed D. Paul Regan and Glen E. Neland to serve as directors.

     Mr. Regan currently serves as President and Chairman of Hemming Morse, Inc., CPAs, Litigation and Forensic Consultants and has been with Hemming Morse, Inc. since 1975. Mr. Regan provides forensic consulting services in litigation cases involving products and industries as diverse as mortgage banking, the steel and automotive industries, securities trading, highway and power plant construction, motion pictures, airline acquisitions and insurance. He serves on the Board of Directors of the California Society of Certified Public Accountants and is a member of numerous other professional organizations. Mr. Regan has been a certified public accountant since 1970. He earned a bachelor of science in accounting from the University of San Francisco and a Master of Science degree from Golden Gate University in San Francisco.

     Mr. Neland, age 55, serves as senior vice president, Worldwide Procurement and Global Customer Experience with Dell, Inc. In this role, he shares responsibility for all procurement activities and for managing the customer experience initiative on a worldwide basis. Prior to his current position, Mr. Neland, 55, served as vice president of Worldwide Procurement Commodities where he was responsible for global supply chain optimization for all computer system commodities and sub-systems. During his tenure at Dell, Inc., Mr. Neland has also been responsible for notebook operations and portables procurement. Before joining Dell in 1997, Mr. Neland held various positions over a 19-year period at Texas Instruments, Inc. including general manager for Notebook Computers, vice president and general manager of Printing Systems as well as other operations and engineering positions. Mr. Neland earned a bachelor's degree in electrical engineering from the University of Illinois.

     Mr. Regan and Mr. Noland have not held positions with the Company previously and there are no related party transactions between the Company and either, Mr. Regan and Mr. Noland, nor are any contemplated. Neither Mr. Regan nor Mr. Noland has any family relations with any director or officer of the Company.

     Upon appointment, Mr. Regan and Mr. Noland were each granted options to purchase 20,000 at $8.50 per share expiring on December 7, 2009.

         Section 9 - Financial Statement and Exhibits
         --------------------------------------------

         Item 9.01 Financial Statements and Exhibits
         -------------------------------------------

         Exhibit No.       Exhibit Description
         -----------       -------------------

            99.1           Press  Release  titled  "International   DisplayWorks
                           Announces that D. Paul Regan, CPA, CFE, to join Board of Directors"

            99.2           Press  Release  titled  "International   DisplayWorks
                           Announces Addition of Glenn E. Neland, Dell Vice President, to Board of Directors"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware Corporation


Dated: December 9, 2004                        /s/ Alan M. Lefko
                                               ---------------------------------
                                               Alan M. Lefko,
                                               Vice President of Finance

                                  Exhibit Index
                                  -------------

         Exhibit No.       Exhibit Description
         -----------       -------------------

            99.3           Press  Release  titled  "International   DisplayWorks
                           Announces that D. Paul Regan, CPA, CFE, to join Board of Directors"

            99.4           Press  Release  titled  "International   DisplayWorks
                           Announces Addition of Glenn E. Neland, Dell Vice President, to Board of Directors"